UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2022 the Company filed Articles of Amendment to its Articles of Incorporation (the “August 2, 2022 Articles of Amendment”) with State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) to effect a one-for-ten (1:10) reverse stock split of the Company’s common stock. The August 2, 2022 Articles of Amendment stated that the August 2, 2022 Articles of Amendment will become effective as of 12:01 a.m. Eastern Standard Time on August 26, 2022.

On August 25, 2022 the Company filed with the SDAT (i) a Notice of Abandonment to Articles of Amendment to abandon the August 2, 2022 Articles of Amendment; and (ii) Articles of Amendment to its Articles of Incorporation (the “August 25, 2022 Articles of Amendment”) to effect a one-for-ten (1:10) reverse stock split of the Company’s common stock, par value $0.01 per share (the “Reverse Stock Split”). The August 25, 2022 Articles of Amendment state that the August 25, 2022 Articles of Amendment will become effective as of 12:01 a.m. Eastern Standard Time on September 2, 2022 (the “Effective Time”). At the Effective Time, every ten shares of common stock of the Company that were issued and outstanding immediately prior to the Effective Time shall be changed into one issued and outstanding share of common stock of the Company.

The Company’s common stock will trade with the new CUSIP number of 655213106 after the Effective Time. The foregoing actions have been approved by the Company's Board of Directors pursuant to the Maryland General Corporation Law and no stockholder approval is required.

The Reverse Stock Split will not affect any stockholder’s ownership percentage of the Company’s shares, except to the limited extent that the Reverse Stock Split would result in any stockholder owning a fractional share. No fractional shares will be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise be entitled to receive a fraction of a share of the Company’s common stock will instead receive one whole share of common stock. There will be no change to the number of authorized shares or the par value per share.

The Company’s transfer agent, American Stock Transfer & Trust Company, LLC, is acting as exchange agent for the Reverse Stock Split and, as necessary, will send instructions to stockholders of record regarding the exchange of certificates for common stock.

A copy of each of the August 2, 2022 Articles of Amendment, the Notice of Abandonment to Articles of Amendment and the August 25, 2022 Articles of Amendment are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment - Filed August 2, 2022*
3.21	Abandonment to Articles of Amendment – Filed August 25, 2022
10.1	Articles of Amendment - Filed August 25, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Incorporated by reference to the Company’s Form 8-K filed on August 5, 2022

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: August 25, 2022	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Vice-President and Chief Financial Officer